Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632 and 2-34215

SCHRODER SERIES TRUST

Schroder Absolute Return EMD and Currency Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder International Multi-Cap Value Fund

Schroder Global Multi-Asset Income Fund

Schroder Global Strategic Bond Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

Supplement dated June 1, 2016 to

the Summary Prospectuses and Prospectus each dated

March 1, 2016 and as supplemented

This supplement provides new and additional information beyond that contained in the summary prospectuses and the prospectus for the funds listed above (the “Schroder Funds”), and should be read in conjunction with the summary prospectuses and prospectus.

At a meeting held on May 31, 2016, the Board of Trustees (the “Board”) of Schroder Series Trust and Schroder Capital Funds (Delaware) (the “Schroder Trusts”) approved the reorganizations (each “a Reorganization”) of the Schroder Funds listed in the table below into the corresponding series of The Hartford Mutual Funds II, Inc. also listed in the table below (the “New Hartford Funds”).

Schroder Fund (series of the Schroder Trusts)	New Hartford Funds (series of The Hartford Mutual Funds II, Inc.)
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

Each Reorganization is subject to a number of conditions, including approval of the Schroder Fund’s shareholders and the terms of the agreement and plan of reorganization approved by the Board.

If the Reorganizations are completed as proposed, each shareholder of a Schroder Fund would become a shareholder in a New Hartford Fund with a substantially similar investment objective and substantially similar principal investment strategies.  Hartford Funds Management Company, LLC would serve as the investment adviser to each New Hartford Fund.  Schroder Investment Management North America Inc. (“SIMNA”), the current investment adviser to each Schroder Fund, is proposed to serve as the sub-adviser to each New Hartford Fund, and the portfolio management team of each Schroder Fund is proposed to be unchanged in connection with the Reorganizations.  Schroder Investment Management North America Limited currently serves as the sub-adviser to certain Schroder Funds, and it is proposed that Schroder Investment Management North America Limited would sub-sub-advise the corresponding New Hartford Funds.

The Reorganizations are intended to be tax-free, meaning that each Schroder Fund’s shareholders would become shareholders of the corresponding New Hartford Fund without realizing any gain or loss for federal income tax purposes.

The Board’s decision to reorganize is subject to shareholder approval, though no shareholder action is necessary at this time.  Shareholders of each Schroder Fund will receive a proxy statement/prospectus that contains important information about the Reorganizations and the New Hartford Funds in which they would own shares upon closing of the Reorganizations, including information about investment strategies and risks, fees and expenses.  Prior to each Reorganization, Schroder Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Schroder Fund’s prospectus.  If shareholders approve the Reorganizations and other closing conditions are met, the Reorganizations are anticipated to close in the third quarter of 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Schroder Funds or the New Hartford Funds, nor is it a solicitation of any proxy. When it is available, please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganizations.  The prospectus/proxy statement will be available for free on the SEC’s website (www.sec.gov).

Please retain this supplement for future reference.

PRO-SUP-06-2016